SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints,
William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/Erline Belton
--------------------------
Erline Belton

Dated:	August 23, 1995

SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints, William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Allen R. Maxwell
_________________________________________
Allen R. Maxwell

Dated August 23, 1995

SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints, William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Alan D. Schwartz
_________________________________________
Alan D. Schwartz

Dated:	August 23, 1995

SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints, William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/E. L. Cox
_________________________________________
E. L. Cox

Dated:	August 23, 1995

SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints, William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Eric C. Larson
_________________________________________
Eric C. Larson

Dated:	August 23, 1995

SPECIAL POWER OF ATTORNEY


The undersigned hereby constitutes and appoints, William H. Baumhauer and Michael A. Woodhouse and each of them, jointly and severally, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of DAKA International, Inc. for the fiscal year ended July 1, 1995, and any an all amendments thereto, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Timothy A. Dugan
_________________________________________
Timothy A. Dugan

Dated:	August 23, 1995